SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 March 25, 2002


                        First Financial Bankshares, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Texas                          0-7674                   75-0944023
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                                 400 Pine Street
                              Abilene, Texas 79601
              (Address and Zip Code of Principal Executive Offices)


                                 (915) 627-7155
              (Registrant's telephone number, including area code)

Item 4.  Changes to Registrant's Certifying Accountants.

     On March 25, 2002, First Financial Bankshares, Inc. ("First Financial") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") effective immediately. The decision not to renew the engagement of Andersen was made by the Executive Committee of First Financial's Board of Directors following the recommendation of its Audit Committee. Andersen's report on First Financial's 2001 financial statements was filed with the Securities and Exchange Commission on March 20, 2002 in conjunction with the filing of First Financial's Annual Report on Form 10-K for the year ended December 31, 2001.

     During First Financial's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 25, 2002, there were no disagreements between First Financial and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within First Financial's two most recent fiscal years and the subsequent interim period through March 25, 2002.

     The audit reports of Andersen on the consolidated financial statements of First Financial and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                   Exhibit
                   Number                               Exhibit
                   ------                               -------
                    16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                           [SIGNATURE PAGE TO FOLLOW]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FIRST FINANCIAL BANKSHARES, INC.

Date:  March 25, 2002              By:       /s/ Curtis R. Harvey
                                             ----------------------
                                   Name:     Curtis R. Harvey
                                   Title:    Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


           Exhibit
           Number                                Exhibit
           ------                                -------
            16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                                                   Exhibit 16.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

March 25, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated March 25, 2002 of First Financial Bankshares, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP